As filed with the Securities and Exchange Commission on May 9, 2003

                                                     Registration No. 333- 56111

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                    ---------------------------------------
                         POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                    ---------------------------------------

                                AMERIANA BANCORP
                       ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        INDIANA                                                  35-1782688
--------------------------------                             ------------------
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                2118 BUNDY AVENUE
                            NEW CASTLE, INDIANA 47362
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                      AMERIANA BANCORP AMENDED AND RESTATED
                      1996 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------
                            (Full Title of the Plan)

             HARRY J. BAILEY, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                AMERIANA BANCORP
                                2118 BUNDY AVENUE
                            NEW CASTLE, INDIANA 47362
             ------------------------------------------------------
                     (Name and Address of Agent For Service)

                                 (765) 529-2230
          -------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                           GARY R. BRONSTEIN, ESQUIRE
                       STRADLEY RONON STEVENS & Young, LLP
                         1220 19th Street NW, Suite 600
                              Washington, DC 20036
                                  202-419-8401

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (the "Amendment No. 1") is being filed solely to attach the form of Ameriana Bancorp Amended and Restated 1996 Stock Option and Incentive Plan (the "1996 Plan"). The original Form S-8 Registration Statement (File No. 333-56111) was filed with the Commission on June 5, 1998 (the "Registration Statement"). The 1996 Plan is attached hereto as Exhibit 99.1. The Registration Statement is not otherwise amended or superseded by this Amendment No. 1.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS
------

     The exhibits scheduled to be filed or included as part of this Registration Statement are as follows:

  5 Opinion of Housley Kantarian & Bronstein, P.C. as to the legality of the Common Stock being registered (1)

  23.1 Consent of Housley Kantarian & Bronstein, P.C. (appears in their opinion filed as Exhibit 5) (1)

  23.2    Consent of Olive LLP (1)

  24      Power  of  Attorney   (contained  in  the   signature   page  to  this
          registration statement) (1)

  99.1    Ameriana  Bancorp Amended and Restated 1996 Stock Option and Incentive
          Plan

  99.2 Form of Stock Option Agreement to be entered into with Optionees with respect to Incentive Stock Options granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan as Amended (1)

  99.3 Form of Stock Option Agreement to be entered into with Optionees with respect to Non-Incentive Stock Options granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan as Amended (1)

  99.4 Form of Agreement to be entered into with Optionees with respect to Stock Appreciation Rights granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan as Amended (1)

------------
(1) Previously filed as an Exhibit to the Registrant's Form S-8 filed with the Securities and Exchange Commission on June 5, 1998, and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New Castle, State of Indiana, on May 9, 2003.

                                       AMERIANA BANCORP

                                       By:  /s/ Harry J. Bailey
                                            ------------------------------------
                                            Harry J. Bailey
                                            President
                                            (Duly Authorized Representative)


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on May 9, 2003.

Signatures                                                                    Title
----------                                                                    -----

By:  /s/ Harry J. Bailey                                        President, Chief Executive Officer and Director
----------------------------------------                            (Principal Executive Officer)
     Harry J. Bailey

By:  /s/ Bradley L. Smith                                         Senior Vice President - Treasurer (Principal
     -----------------------------------------                    Financial and Accounting Officer)
     Bradley L. Smith

By:                      *                                             Chairman of the Board and Director
     ----------------------------------------
     Paul W. Prior

By:                      *                                                          Director
     ----------------------------------------
     Donald C. Danielson

By:                      *                                                          Director
     ----------------------------------------
     Charles M. Drackett, Jr.

By:                      *                                                          Director
     ----------------------------------------
     R. Scott Hayes

By:                      *                                                          Director
     ----------------------------------------
     Michael E. Kent

By:                      *                                                          Director
     ----------------------------------------
     Ronald R. Pritzke

     * By:/s/ Harry J. Bailey
          -----------------------------------
          Harry J. Bailey, Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

5 Opinion of Housley Kantarian & Bronstein, P.C. as to the legality of the Common Stock being registered (1)

23.1 Consent of Housley Kantarian & Bronstein, P.C. (appears in their opinion filed as Exhibit 5) (1)

23.2              Consent of Olive LLP  (1)

24 Power of Attorney (contained in the signature page to this registration statement) (1)

99.1              Ameriana Bancorp Amended and Restated 1996 Stock Option and
                  Incentive Plan

99.2 Form of Stock Option Agreement to be entered into with Optionees with respect to Incentive Stock Options granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan as Amended (1)

99.3 Form of Stock Option Agreement to be entered into with Optionees with respect to Non-Incentive Stock Options granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan as Amended (1)

99.4 Form of Agreement to be entered into with Optionees with respect to Stock Appreciation Rights granted under the Ameriana Bancorp 1996 Stock Option and Incentive Plan
                  as Amended  (1)

------------
(1) Previously filed as an Exhibit to the Registrant's Form S-8 filed with the Securities and Exchange Commission on June 5, 1998, and incorporated herein by reference.